Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 16 – Commitments and contingencies

Legal contingencies

From time to time, the Company is party to certain legal proceedings, as well as certain asserted and unasserted claims. Amounts accrued, as well as the total amount of reasonably possible losses with respect to such matters, individually and in aggregate, are not deemed to be material to the consolidated financial statements.

The Company was subject to an employment-related claim arising prior to December 31, 2025. Subsequent to year end, the matter was settled for approximately US$130,000 in July 2026. The related amount has been recognised in the financial statements as of December 31, 2025.